EXHIBIT 99.1

                     AMENDMENT NO. 1 TO AGREEMENT TO FORBEAR

      This AMENDMENT NO 1 TO AGREEMENT TO FORBEAR ("Amendment No. 1") is made to be effective as of September 1, 2005 (the "Effective Date") by and among INTEGRATED HEALTHCARE HOLDINGS, INC., a Nevada corporation ("IHHI"), WMC-SA, INC., a California corporation ("WMC-SA"), WMC-A, INC., a California corporation ("WMC-A"), CHAPMAN MEDICAL CENTER, INC., a California corporation ("Chapman"), COASTAL COMMUNITIES HOSPITAL, INC., a California corporation ("Coastal"), PACIFIC COAST HOLDINGS INVESTMENT, LLC, a California limited liability company ("PCHI"), ORANGE COUNTY PHYSICIANS INVESTMENT NETWORK, LLC, a Nevada limited liability company ("OC-PIN"), GANESHA REALTY, LLC, a California limited liability company ("Ganesha"), WEST COAST HOLDINGS, LLC, a California limited liability company ("West Coast"), and MEDICAL PROVIDER FINANCIAL CORPORATION II, a Nevada corporation ("Lender"). IHHI, WMC-SA, WMC-A, Coastal and Chapman are hereinafter together sometimes referred to as the "Borrowers"; PCHI, Ganesha, and West Coast are hereinafter together sometimes referred to as the "Credit Parties"; and PCHI and OC-PIN are hereinafter together sometimes referred to as the "Guarantors."

                                    RECITALS

      A. Lender, Borrowers, Credit Parties and Guarantors are parties to that certain Agreement to Forbear dated to be effective as of June 1, 2005 ("Forbearance Agreement"). B. Pursuant to this Amendment No. 1, Lender, Borrowers, Credit Parties and Guarantors intend to amend the Forbearance Agreement, on the terms and conditions set forth below. Capitalized terms not defined herein shall have the same meaning as set forth in the Forbearance Agreement.

                                   AGREEMENTS

      NOW, THEREFORE, in consideration of the covenants and conditions set forth in this Amendment No. 1, and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, Lender, Borrowers, Credit Parties and Guarantors agree as follows:

      1. INCORPORATION OF RECITALS. The foregoing Recitals are incorporated by reference as if fully set forth herein.

      2. AGREEMENTS.

      2.1 Extension of Forbearance Period. The Forbearance Period is hereby extended through and including October 7, 2005 (the "Extension Period"). All references to the Forbearance Period in the Forbearance Agreement shall henceforth mean and include the Extension Period.

      2.2 Interest Rate. During the Extension Period, Borrowers will pay interest to Lender on all Loans made under the Credit Agreement, on each applicable Interest Payment Date, at the rate of fourteen percent (14%) per annum. Provided, however, Lender reserves the right, in its sole and absolute discretion, to commence charging interest at the Default Rate on all Loans made under the Credit Agreement (a) during the Extension Period, if a new Event of Default occurs which is not referenced in the Forbearance Agreement, or (b) following expiration of the Extension Period.

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      2.3 Releases and Waivers. In consideration for Lender's agreement to extend the Forbearance Period, and effective as of the Effective Date of this Amendment No. 1:

      (a) Subject to the last sentence of this Section 2.3(a), each Borrower, each Credit Party and each Guarantor, together with their respective officers, directors, shareholders, members, managers, employees, agents, representatives and assigns (collectively the "Releasing Parties") hereby fully, forever and irrevocably release, waive and relinquish their right to file or record in the Official Records a lis pendens against any of the Hospital Facilities, or file in any court in any venue any legal action or proceeding (including but not limited to a complaint to enjoin foreclosure, or an order to show cause, or a complaint to set aside foreclosure sale, or an action to quiet title, or an action to cancel one or more of the Loan Documents) against Lender or any trustee under any of the Deeds of Trust, the purpose of which is to directly or indirectly procure from any court or tribunal issuance of a temporary restraining order, or a preliminary Relief") which seeks to prohibit or prevent Lender or any trustee under any Deed of Trust (i) from recording a Notice of Sale with respect to any of the Deeds of Trust, or (ii) from conducting a sale of any of the Hospital Facilities at a public auction as permitted by the power of sale provisions in the Deeds of Trust, or (iii) from conveying title to any one or more of the Hospital Facilities via trustee's deed to a purchaser at foreclosure, or (iv) from conducting a sale of the personal property Collateral pursuant to the California Uniform Commercial Code, or (v) from conducting a "mixed-collateral" sale of any one or more of the Hospital Facilities and any or all of the personal property Collateral, or (vi) from attaching or garnishing or seeking any other provisional remedy against any real or personal property of any Borrower, Credit Party or Guarantor, or (vii) from taking any other action or pursuing any other right or remedy that Lender is permitted to pursue under the Loan Documents, or in law or equity. Notwithstanding the foregoing, the releases and waivers set forth in this Section 2.3(a) shall apply only to Injunctive Relief based on alleged acts or omissions of Lender which occurred prior to the Effective Date of this Amendment No. 1.

      (b) Each of the Releasing Parties hereby fully, forever and irrevocably release, waive and relinquish any claim or cause of action (collectively, "Lender Liability Claims") that the Releasing Parties now have or in the future may have against Lender to the effect that, prior to the Effective Date of this Amendment No. 1: (i) Lender committed a breach or default under any of the Loan Documents, or (ii) Lender conspired with the executive officers of IHHI to deprive OC-PIN of its stock ownership in IHHI or otherwise inflicted any actionable damage on OC-PIN, or (iii) Lender committed an act not permitted by the Loan Documents or applicable law, or (iv) Lender omitted to take an act required by the Loan Documents or under applicable law, or (v) any of the Loan Documents (including, but not limited to, the PCHI Guaranty and the OC-PIN Guaranty) or this Amendment No. 1 is/are invalid or unenforceable in whole or in part for any reason, or (vi) Lender suggested, implied, induced, cajoled or required that IHHI include any terms or conditions in any agreements between IHHI and OC-PIN, or (vii) Lender suggested, implied, induced, cajoled or required that IHHI not include any terms or conditions in any agreements between IHHI and OC-PIN, or (viii) Lender improperly interfered with or improperly exercised any control over the Borrowers, or (ix) that Lender breached in any way any alleged duty of good faith or fair dealing, or any alleged duty of


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commercial reasonableness, or any quasi-duty, or any implied duty, or (x) that
Lender committed any unlawful, unfair or fraudulent business act or practice, or
(xi) that Lender engaged in any unfair, deceptive, untrue or misleading advertising, or (xii) that Lender committed any act prohibited by California Business and Professions Code Section 17500, or (xiii) that Lender engaged in predatory lending practices, or (xiv) that Lender engaged in or committed any act or omission which constitutes fraud, duress, negligence, conversion, defamation or infliction of emotional distress, or (xv) that Lender interfered with IHHI's and/or OC-PIN's prospective business advantage, or (xvi) that Lender interfered with IHHI's or OC-PIN's contractual relations.

      (c) In order to induce Lender to enter into this Amendment No. 1 and to agree to extend the Forbearance Period, effective upon the Effective Date of this Amendment No. 1, each of the Releasing Parties fully, forever and irrevocably releases, waives, relinquishes and discharges Lender and its successors and assigns, predecessors, related or affiliated companies or entities, and their respective officers, directors, shareholders, agents, employees, attorneys and representatives (collectively, the "Lender Released Parties") from any and all claims, rights, demands, debts, causes of action, charges, expenses, damages, attorneys' fees and costs, obligations or liabilities of any and every kind, nature and character whatsoever, whether or not now known, suspected or unsuspected, which any of the Releasing Parties may have had, may now have or may in the future claim to have against the Lender Released Parties arising out of, or related in any manner to any alleged act or omission to act which occurred prior to the Effective Date of this Amendment No. 1.

      The Releasing Parties hereto have been fully advised by their respective attorneys of the contents and effect of Section 1542 of the Civil Code of California and of any comparable statutes in the State of Nevada upon the rights of each of them. By way of example, Section 1542 of the Civil Code of California provides as follows:

                  A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

      EACH OF THE RELEASING PARTIES ACKNOWLEDGES THAT THEY MAY HAVE SUSTAINED DAMAGES, LOSSES, FEES, COSTS OR EXPENSES WHICH ARE PRESENTLY UNKNOWN AND UNSUSPECTED, AND, NOTWITHSTANDING THE PROVISIONS OF SECTION 1542 AND OF ANY COMPARABLE NEVADA STATUTE, AND ARE EXPRESSLY WAIVING THE SAME. EACH OF THE RELEASING PARTIES AGREES THAT IT INTENDS TO RELEASE EVEN UNKNOWN OR UNSUSPECTED CLAIMS. EACH OF THE RELEASING PARTIES REPRESENTS THAT IT HAS CONSULTED WITH ITS LEGAL COUNSEL REGARDING ITS CLAIMS AND POTENTIAL CLAIMS AGAINST LENDER, AND HAS CAREFULLY READ AND UNDERSTAND ALL THE PROVISIONS OF THIS FORBEARANCE AGREEMENT, AND HAS VOLUNTARILY ENTERED INTO THIS FORBEARANCE AGREEMENT.

      2.4 Covenants Not To Sue. Each of the Releasing Parties hereby promises, covenants and agrees not to sue Lender, and not to bring any legal action or proceeding of any kind against Lender, in any court or administrative proceeding, in any venue, which legal action or proceeding directly or indirectly seeks to (a) obtain or procure issuance of any temporary restraining order, or a preliminary injunction, or a permanent injunction, or any other equitable or provisional relief against Lender based on acts or omissions which occurred prior to the Effective Date of this Amendment No. 1, or (b) impose any Lender Liability Claims on or against Lender based on acts or omissions which occurred prior to the Effective Date of this Amendment No. 1, or (c) obtain or impose on Lender any Injunctive Relief based on acts or omissions which occurred prior to the Effective Date of this Amendment No. 1, or (d) which legal action or proceeding violates any covenant, condition, representation or warranty made by the Releasing Parties in this Amendment No. 1.

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      2.5 Indemnity. Each Borrower, each Credit Party and each Guarantor hereby jointly and severally agrees to and shall indemnify, defend, protect and hold Lender and each of its Affiliates and their respective officers, directors, members, employees, attorneys, agents, and representatives (each, an "Indemnified Person") free and harmless from and against any and all legal actions, suits, proceedings or claims brought or asserted against any Indemnified Person for damages, losses, liabilities and expenses (including reasonable attorneys' fees, witness and expert witness fees, court fees and charges, and disbursements and other costs of investigation or defense, including those incurred upon any appeal or in any Bankruptcy Proceeding defined below) (collectively the "Indemnified Liabilities") directly or indirectly arising out of or relating to (a) the execution and delivery of this Amendment No. 1 by an Indemnified Person, or (b) the execution and delivery of any Loan Document by an Indemnified Person, or (c) the making of the Loan by an Indemnified Person, or (d) a Lender Liability Claim brought or asserted against an Indemnified Person; provided, that neither Borrowers nor any Credit Party nor any Guarantor shall be liable for any Indemnified Liabilities to the extent that such Indemnified Liability directly results from the accused Indemnified Person's own gross negligence or willful misconduct; and the liability of the Credit Parties for the Indemnified Liabilities shall not exceed the liability limitations set forth in Section 1.10 in the Credit Agreement. NO INDEMNIFIED PERSON SHALL BE RESPONSIBLE OR LIABLE TO ANY OTHER PARTY TO THIS AMENDMENT NO. 1 OR TO ANY LOAN DOCUMENT, ANY SUCCESSOR, ASSIGNEE OR THIRD PARTY BENEFICIARY OF SUCH PERSON OR ANY OTHER PERSON ASSERTING CLAIMS DERIVATIVELY THROUGH SUCH PARTY, FOR INDIRECT, PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES WHICH MAY BE ALLEGED AS A RESULT OF HAVING EXECUTED THIS AMENDMENT NO. 1 OR AS A RESULT OF ANY CREDIT HAVING BEEN EXTENDED, SUSPENDED OR TERMINATED UNDER ANY LOAN DOCUMENT OR AS A RESULT OF ANY OTHER TRANSACTION CONTEMPLATED HEREUNDER OR THEREUNDER.

      3. FORBEARANCE AGREEMENT IN FULL FORCE AND EFFECT. Except as otherwise set forth in this Amendment No. 1, each and every term and provision of the Forbearance Agreement shall remain in full force and effect. In the event of any inconsistency between any term or provision of this Amendment No. 1 and the Forbearance Agreement, the terms and provisions set forth in this Amendment No. 1 shall govern and prevail.

      4. AUTHORITY. Each of the persons signing below represent, warrant and covenant that they each have the requisite authority to bind the entities on whose behalf they are signing.

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      IN WITNESS WHEREOF, this Amendment No. 1 will be deemed effective as of the Effective Date first above written.

                                 BORROWERS:

                                 INTEGRATED HEALTHCARE HOLDINGS, INC.
                                 a Nevada corporation

                                 By: /s/ Larry B. Anderson
                                     -----------------------------------------
                                 Larry B. Anderson, President

                                 WMC-SA, INC., a California corporation

                                 By: /s/ Larry B. Anderson
                                     -----------------------------------------
                                 Larry B. Anderson, President

                                 WMC-A, INC. a California corporation

                                 By: /s/ Larry B. Anderson
                                     -----------------------------------------
                                 Larry B. Anderson, President

                                 COASTAL COMMUNITIES HOSPITAL, INC. a California corporation

                                 By: /s/ Larry B. Anderson
                                     -----------------------------------------
                                 Larry B. Anderson, President

                                 CHAPMAN MEDICAL CENTER, INC., a California corporation

                                 By: /s/ Larry B. Anderson
                                     -----------------------------------------
                                 Larry B. Anderson, President

                                 CREDIT PARTIES:

                                 PACIFIC COAST HOLDINGS INVESTMENT, LLC, a
                                 California limited liability company,

                                 By: /s/ Anil V. Shah
                                    --------------------------------------------
                                 Anil V. Shah, M.D., Manager

                                 WEST COAST HOLDINGS, LLC, a California limited liability company,

                                 By: /s/ Anil V. Shah
                                    --------------------------------------------
                                 Anil V. Shah, M.D., Manager

                                 GANESHA REALTY, LLC, a California limited liability company

                                 By: /s/ Kali P. Chaudhuri
                                    --------------------------------------------
                                 Kali P. Chaudhuri, M.D., Manager



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                                 GUARANTORS:

                                 PACIFIC COAST HOLDINGS INVESTMENT,
                                 LLC, a California limited liability
                                 company,

                                 By: /s/ Anil V. Shah
                                     -------------------------------------------
                                     Anil V. Shah, M.D., Manager

                                 By: /s/ Kali P. Chaudhuri
                                     -------------------------------------------
                                 Kali P. Chaudhuri, M.D., Manager

                                 ORANGE COUNTY PHYSICIANS INVESTMENT
                                 NETWORK, LLC, a Nevada limited
                                 liability company,

                                 By: /s/ Anil V. Shah
                                     -------------------------------------------
                                 Anil V. Shah, M.D., Manager

                                 LENDER:

                                 MEDICAL PROVIDER FINANCIAL
                                 CORPORATION II, a Nevada corporation,

                                 By: /s/ Joseph Lampariello
                                     -------------------------------------------
                                     Joseph J. Lampariello, President
                                     and COO







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